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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 7, 2005


                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-50516                13-4104684
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Numbers)         Identification No.)


             3 Times Square, 12th Floor
                    New York, NY                                  10036
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     (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100


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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.    REGULATION FD DISCLOSURE

         On February 7, 2005, Eyetech Pharmaceuticals, Inc. issued a press release announcing reimbursement terms for Macugen(R) (pegaptanib sodium injection) announced by the Centers for Medicare & Medicaid Services. The full press release made by Eyetech is filed as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2005              EYETECH PHARMACEUTICALS, INC.


                                     By:      /s/ Glenn P. Sblendorio
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                                     Name:    Glenn P. Sblendorio
                                     Title:   Senior Vice President, Finance and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press release dated February 7, 2005 announcing reimbursement terms for Macugen(R) (pegaptanib sodium injection) announced by the Centers for Medicare & Medicaid Services.